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                                                                    EXHIBIT 32.1

                  Certification of Principal Executive Officer
                         And Principal Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


            I, Philip Pilevsky, Chief Executive Officer and principal financial officer of Philips International Realty Corp. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date: November 6, 2003                       By:  /s/ PHILIP PILEVSKY
                                                 ----------------------------
                                                 Philip Pilevsky
                                                 Chief Executive Officer and
                                                 principal financial officer



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This certification accompanies each Report pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Registrant for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Philips International Realty Corp. and will be retained by Philips International Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.